UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020 (June 10, 2020)

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive

Plano, TX 75024

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

Reata Pharmaceuticals, Inc.  (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on June 10, 2020. As of April 16, 2020, the record date for the Annual Meeting (the “Record Date”), 28,166,712 shares of the Company’s Class A common stock (“Class A Common Stock”) and 5,070,211 shares of the Company’s Class B common stock (“Class B Common Stock”) were outstanding and entitled to vote at the Annual Meeting.  Holders of Class A common stock were entitled to one vote per share held as of the Record Date, and holders of the Company’s Class B common stock were entitled to three votes per share held as of the Record Date. A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below.

1.

Each of the following persons was duly elected by the Company’s stockholders as a director for a term expiring at the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation, removal or death, with votes as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
James E. Bass	29,414,429	6,678,084	3,759,105
R. Kent McGaughy, Jr.	29,383,068	6,709,445	3,759,105
2.	The advisory (non-binding) vote on a resolution to approve the compensation of the Company’s named executive officers, was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,234,360	7,838,092	20,060	3,759,106

3.

The advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, was approved by the stockholders, with votes as follows:

EVERY YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN	BROKER NON-VOTES
36,023,033	4,351	46,385	18,742	3,759,107

Based on the results of the stockholder advisory vote, until the next required vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, the Company intends to include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials every year.

4.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, was ratified by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
39,801,272	45,529	4,817	- 0 -

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: June 11, 2020	By:	/s/ Michael D. Wortley
Michael D. Wortley
Chief Legal Officer and Executive Vice President

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